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ROBBINS BONDS LETTER OF TRANSMITTAL

FOSTER WHEELER LTD.
Offer to Exchange up to 19,519,327 Common Shares and 184,188 Series B Convertible Preferred Shares (Liquidation preference $0.01 per preferred share) for
Any and All Outstanding Series 1999 C Bonds and Series 1999 D Bonds
(as defined in the Second Amended and Restated Mortgage, Security Agreement,
and Indenture of Trust dated as of October 15, 1999 from Village of Robbins, Cook County, Illinois, to SunTrust Bank, Central Florida, National Association, as Trustee)

Pursuant to the Prospectus Dated August 2, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 30, 2004, WHICH WE REFER TO AS THE EXPIRATION DATE, UNLESS EXTENDED BY US. YOU MAY REVOKE YOUR TENDER AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

The Exchange Agent (the "Exchange Agent") for the Offer is:

The Bank of New York, London branch

By Mail:	Facsimile Transmission:	By Hand or Overnight Courier:
The Bank of New York, London branch c/o The Bank of New York ReOrg Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: William Buckley Phone: (212) 815-5788 Fax: (212) 298-1915	The Bank of New York, London branch c/o The Bank of New York Attention: William Buckley Phone: (212) 815-5788 Fax: (212) 298-1915	The Bank of New York, London branch c/o The Bank of New York ReOrg Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: William Buckley Phone: (212) 815-5788 Fax: (212) 298-1915
The Information Agent (the "Information Agent") for the Offer is:
Georgeson Shareholder Communications Inc. 17 State Street, 10th Floor New York, New York 10014 Banks and Brokers call: (212) 440-9800 All other Shareholders call toll free: (800) 891-3214

        Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery unless an agent's message is delivered in accordance with instruction 1 to this Letter of Transmittal.

        The undersigned hereby acknowledges receipt of the Prospectus dated August 2, 2004 (the "Prospectus") of Foster Wheeler Ltd., (the "Company"), a Bermuda company, and this Letter of Transmittal, which together constitute (i) the Company's offer (the "Exchange Offer") to exchange its Common Shares (the "Common Shares") and Series B Convertible Preferred Shares (liquidation preference $.01 per preferred share) (the "Preferred Shares") for any and all outstanding Series 1999 C Bonds maturing in 2009 (the "2009 Series C Robbins Bonds"), Series 1999 C Bonds maturing in 2024 (the "2024 Series C Robbins Bonds") and Series 1999 D Bonds (as defined in the Second Amended and Restated Mortgage, Security Agreement, and Indenture of Trust dated as of October 15, 1999 from Village of Robbins, Cook County, Illinois, to SunTrust Bank, Central Florida, National Association, as Trustee) (collectively, the "Robbins Bonds"), including accrued and unpaid interest.

        For each $1,000 in principal amount of 2009 Series C Robbins Bonds, plus accrued and unpaid interest, accepted for exchange, the holder will receive 192.900 Common Shares and 1.817 Preferred Shares of Foster Wheeler Ltd. For each $1,000 in principal amount of 2024 Series C Robbins Bonds, plus accrued and unpaid interest, accepted for exchange, the holder will receive 160.600 Common Shares and 1.517 Preferred Shares of Foster Wheeler Ltd. For each $1,000 in accreted principal amount outstanding as of June 25, 2004, of Series 1999 D Bonds accepted for exchange, the holder will receive 192.900 Common Shares and 1.817 Preferred Shares of Foster Wheeler Ltd.

        This Letter of Transmittal is to be completed by a holder of Robbins Bonds either if certificates are to be forwarded with the Letter of Transmittal or if a tender of certificates for Robbins Bonds, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer and Consent Solicitation—Book Entry Delivery Procedures." Holders of Robbins Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Robbins Bonds into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or before August 30, 2004 (the "Expiration Date"), must tender their Robbins Bonds according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer and Consent Solicitation—Procedures for Tendering Your Securities, and Delivering Your Consent to the Proposed Amendments—Guaranteed Delivery." See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned hereby tenders the Robbins Bonds described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Robbins Bonds and the undersigned represents that it has received from each beneficial owner of the tendered Robbins Bonds (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions with respect to the Offer to Exchange," a form of which is attached to the "Letter to Clients" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the tendered Robbins Bonds, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Robbins Bonds that are being tendered hereby, waives any and all other rights with respect to such Robbins Bonds and releases and discharges Foster Wheeler LLC from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Robbins Bonds, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Robbins Bonds or to participate in any redemption of such Robbins Bonds.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Robbins Bonds, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Robbins Bonds to the Company or cause ownership of the tendered Robbins Bonds to be transferred to, or upon the order of, the Company, on the books of the registrar for the Robbins Bonds and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of Common Shares and Preferred Shares to which the undersigned is entitled upon acceptance by the Company of the tendered Robbins Bonds pursuant to the Exchange Offer and (ii) to receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Robbins Bonds.

        Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the Common Shares and Preferred Shares exchanged for tendered Robbins Bonds in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Common Shares and Preferred Shares (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1 or provide the name of the account at DTC to which the Common Shares and Preferred Shares should be issued.

        The undersigned understands that tenders of Robbins Bonds pursuant to the procedures described under the caption "The Exchange Offer and the Consent Solicitation" in the Prospectus and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Terms of the Exchange Offer," and subject to the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Conditions to the Exchange Offer," subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Withdrawal of Tenders and Revocation of Consents." All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Robbins Bonds being surrendered, and that, when the Robbins Bonds are accepted for exchange as contemplated in this Letter of Transmittal, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THE BOXES

☐
CHECK HERE IF TENDERED ROBBINS BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

☐
CHECK HERE IF TENDERED ROBBINS BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

Name
Address

Box 1
DESCRIPTION OF ROBBINS BONDS TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Robbins Bonds Certificate(s))	Robbins Bonds tendered (Attach additional signed list if necessary)

2009 Series C Robbins Bonds

	2009 Series C Robbins Bonds Securities Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)*	Aggregate Principal Amount Tendered**

Total

2024 Series C Robbins Bonds

	2024 Series C Robbins Bonds Securities Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)*	Aggregate Principal Amount Tendered**

Total

Series D Robbins Bonds

	Series D Robbins Bonds Securities Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)*	Aggregate Principal Amount Tendered**

Total

*	Need not be completed if Robbins Bonds are being tendered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Robbins Bonds represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 3.

Box 2
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5, and 6)

        To be completed ONLY if the certificates for Robbins Bonds not exchanged or the Common Shares and Preferred Shares are to be issued in the name of someone other than the undersigned or if Robbins Bonds delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

        Issue: Common Shares and Preferred Shares or Robbins Bonds to:

Name(s):	(Please Print or Type)
Address:	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

        ☐ Credit unexchanged Robbins Bonds delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Box 3
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

        To be completed ONLY if certificates for the Robbins Bonds not tendered or not accepted or the Common Shares and Preferred Shares are to be sent to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

        Mail: ☐ Common Shares, Preferred Shares and any untendered Robbins Bonds to:

Name(s):	(Please Print or Type)
Address:	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

Box 4
USE OF GUARANTEED DELIVERY
(See Instruction 1)

        To be completed ONLY if Robbins Bonds are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):
Date of Execution of Notice of Guaranteed
Delivery:
Name of Institution which Guaranteed
Delivery:

Box 5
USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)

        To be completed ONLY if delivery of Robbins Bonds is to be made by book-entry transfer.

Name of Tendering Institution:
Account Number:
Transaction Code Number:

Box 6
TENDERING HOLDER SIGNATURE
(See Instructions 1 and 4)

x
x
(Signature of Registered Holder(s) or Authorized Signatory)

        Note: The above lines must be signed by the registered holder(s) of Robbins Bonds as their name(s) appear(s) on the Robbins Bonds or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):
Capacity:
Street Address:
(Include Zip Code)
(Area Code and Telephone Number)
(Tax Identification or Social Security Number)
Signature Guarantee	(If Required by Instruction 4)
Authorized Signature
Name:	(Please Print or Type)
Title:
Name of Firm:	(Must be an Eligible Institution as defined in Instruction 1)
Address:	(Include Zip Code)
Area Code and Telephone Number:
Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery.    This Letter of Transmittal is to be used if (a) certificates for Robbins Bonds are to be physically delivered to the Exchange Agent herewith or (b) tenders are to be made according to the guaranteed delivery procedures. For holders whose Robbins Bonds are being delivered pursuant to the procedures for book-entry transfer, all as set forth in the Prospectus, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

        To validly tender Robbins Bonds, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or a facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Robbins Bonds, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal or (b) a holder of Robbins Bonds must comply with the guaranteed delivery procedures set forth below.

        Holders of Robbins Bonds who desire to tender Robbins Bonds pursuant to the Exchange Offer and whose certificates representing the Robbins Bonds are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may still exchange their Robbins Bonds by complying with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer and the Consent Solicitation—Procedures for Tendering Your Securities, and Delivering Your Consent to the Proposed Amendments—Guaranteed Delivery." Pursuant to those procedures, (a) you tender your Robbins Bonds by or through a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such participant a properly completed and validly executed notice of guaranteed delivery, by manually signed facsimile transmission, mail or hand delivery, in substantially the form provided with this prospectus; and (c) the Exchange Agent receives a properly completed and validly executed Letter of Transmittal (or facsimile thereof) together with any required signature guarantees, or a book-entry confirmation, and any other required documents, within three NYSE trading days of the notice of guaranteed delivery.

        The method of delivery of this Letter of Transmittal, the certificates for Robbins Bonds and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

        2.    Beneficial Owner Instructions to Registered Holders.    Only a holder of Robbins Bonds or the holder's legal representative or attorney-in-fact, or a person who has obtained a properly completed irrevocable proxy acceptable to the Company that authorizes such person, or that person's legal representative or attorney-in-fact, to tender Robbins Bonds on behalf of the holder may validly tender the Robbins Bonds. Any Beneficial Owner of tendered Robbins Bonds who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or DTC Participant from Beneficial Owner from accompanying this Letter of Transmittal.

        3.    Partial Tenders.    A holder may tender all or a portion of Robbins Bonds, but only in minimum increments of $1,000 in principal amount in the case of the 2009 Series C Robbins Bonds and 2024 Series C Robbins Bonds and in minimum increments of $1,000 in accreted principal amount outstanding as of June 25, 2004, in the case of Series D Robbins Bonds. If a holder tenders less than all Robbins Bonds, such holder should fill in the number of Robbins Bonds so tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Robbins Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        4.    Signatures on the Letter of Transmittal; Signature Guarantees.    If this Letter of Transmittal is signed by the registered holder(s) of the tendered Robbins Bonds, the signature must correspond with the name(s) as written on the face of the tendered Robbins Bonds without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Robbins Bonds tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Robbins Bonds.

        If any of the tendered Robbins Bonds are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Robbins Bonds tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Robbins Bond or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the company of such person's authority to so act must be submitted.

        When this Letter of Transmittal is signed by the registered holders of the Robbins Bonds tendered hereby, no endorsements of the Robbins Bonds or separate instruments of transfer are required unless Common Shares and Preferred Shares, or Robbins Bonds not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Robbins Bonds or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        Signatures on the Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program, each a Medallion Signature Guarantor, unless the Robbins Bonds tendered thereby are tendered: (1) by a holder whose name appears on a security position listing as the owner of those Robbins Bonds, who has not completed any of the boxes entitled "Special Instructions" or "Special Delivery Instructions" on the applicable Letter of Transmittal; or (2) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States referred to as an "Eligible Guarantor Institution."

        If the holder of the Robbins Bonds being tendered is a person other than the signer of the related Letter of Transmittal, or if Robbins Bonds not accepted for exchange or Robbins Bonds previously tendered and being withdrawn are to be returned to a person other than the registered holder or a DTC participant, then the signatures on the Letter of Transmittal accompanying the tendered Robbins Bonds must be guaranteed by a Medallion Signature Guarantor as described above.

        The Letter of Transmittal and Robbins Bonds should be sent only to the Exchange Agent, and not to the Company or DTC.

        5.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the Common Shares and Preferred

Shares or substitute certificates evidencing Robbins Bonds for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Robbins Bonds tendering Robbins Bonds by book-entry transfer may request that Robbins Bonds not exchanged be credited to such account maintained at DTC as the holder may designate on this Letter of Transmittal. If no instructions are given, the Robbins Bonds not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

        6.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Robbins Bonds pursuant to the Exchange Offer. If, however, Robbins Bonds for principal amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Robbins Bonds, or if tendered, new Common Shares and Preferred Shares are to be registered in the name of any person other than the person signing the Letter of Transmittal or, in the case of tender through DTC transmitting instructions through ATOP, or if a transfer tax is imposed for any reason other than the exchange of Robbins Bonds pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Robbins Bonds listed in this Letter of Transmittal.

        7.    Validity of Tenders.    Foster Wheeler Ltd. expressly reserves the right to terminate the Exchange Offer and the Consent Solicitation and not to accept for exchange any Robbins Bonds if any of the conditions set forth under "The Exchange Offer and the Consent Solicitation—Conditions to the Exchange Offer" have not been satisfied or waived by Foster Wheeler Ltd. at its option for any reason on or before 5:00 p.m., New York City time, on the Expiration Date. In all cases, exchange of the Robbins Bonds accepted for exchange and payment of Common Shares and Preferred Shares will be made only after timely receipt by the Exchange Agent of certificates representing the original Robbins Bonds, or by confirmation of book-entry transfer, together with a properly completed and duly executed Letter of Transmittal, a manually signed facsimile of the Letter of Transmittal, or satisfaction of DTC's ATOP procedures, and any other documents required by the Letter of Transmittal.

        8.    Irregularities.    Foster Wheeler Ltd. will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Robbins Bonds, which determination shall be final and binding. Foster Wheeler Ltd. reserves the absolute right to reject any and all tenders of any particular Robbins Bonds not properly tendered or to not accept any particular Robbins Bonds which acceptance might, in the judgment of Foster Wheeler Ltd. or its counsel, be unlawful. Foster Wheeler Ltd. also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Robbins Bonds either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Robbins Bonds in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Robbins Bonds either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by Foster Wheeler Ltd. shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Robbins Bonds for exchange must be cured within such reasonable period of time as Foster Wheeler Ltd. shall determine. Neither Foster Wheeler Ltd., the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Robbins Bonds for exchange, nor shall any of them incur any liability for failure to give such notification.

        9.    No Conditional Tenders.    No alternative, conditional or contingent tender of Robbins Bonds or transmittal of this Letter of Transmittal will be accepted.

        10.    Mutilated, Lost, Stolen or Destroyed Robbins Bonds.    Any holder whose Robbins Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        12.    Acceptance of Tendered Robbins Bonds and Issuance of Common Shares and Preferred Shares; Return of Robbins Bonds.    Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Robbins Bonds as soon as practicable after the Expiration Date and will issue Common Shares and Preferred Shares for the Robbins Bonds as soon as practicable thereafter. For purposes of the Exchange Offer, the Company will be deemed to have accepted tendered Robbins Bonds when, as and if the Company has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Robbins Bonds are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Robbins Bonds will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal under "Special Delivery Instructions" (Box 3).

        13.    Withdrawal.    Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Withdrawals of Tenders and Revocation of Consents." If the Company elects to provide a subsequent offering period after the expiration of the exchange offer, you will not have the right to withdraw any Robbins Bonds that you tender during any subsequent offering period.

        14.    Certain Tax Matters.    Under U.S. federal income tax law, a tendering holder of any Robbins Bonds that are accepted for exchange is required to furnish its taxpayer identification number ("TIN") on the enclosed Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the holder fails to provide its TIN or otherwise establish an exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and to backup withholding, at a 28% rate, on any reportable payment made by the Company (or its paying agent) within the United States to the holder. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

        Certain payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In the case of a holder that is a foreign individual, the holder generally must submit to the Exchange Agent a properly completed IRS Form W-8BEN (which may be obtained from the Exchange Agent or on the IRS website at www.irs.gov) to establish his or her exemption from backup withholding with respect to any reportable payment made by the Company (or its paying agent) within the United States to the holder.

        For additional guidance, please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

REQUEST FOR CERTAIN TAXPAYER INFORMATION

I.	Status. Please indicate whether you are a:	☐ U.S. citizen ☐ Publicly traded U.S. corporation ☐ Partnership
☐ Tax-exempt not-for-profit entity ☐ Other
II.	Substitute Form W-9.

PAYOR'S NAME: Foster Wheeler Ltd.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Part II—For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
Payer's Request for Taxpayer	Part III—Certification—Under penalties of perjury, I certify that:
Identification Number ("TIN") and Certification	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
	(2)	I am not subject to backup withholding becuase (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. person (including a U.S. resident alien).

SIGNATURE:		DATE , 2004
NAME:
ADDRESS:
CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership
☐ Other (specify)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2)
NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment 28% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number. If I do not provide a TIN within 60 days, any amounts withheld will be sent to the IRS as backup withholding.
Signature:	Date: , 2004

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payor.

For this type of account		Give the EMPLOYER IDENTIFICATION number of—

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account or a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5.	Sole proprietorship or single member limited liability company ("LLC")	The owner (3)
6.	Sole proprietorship or single member LLC	The owner (3)
7.	A valid trust, estate, or pension trust	The legal entity (4)
8.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
If you are an individual you must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service (web site at www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A financial institution.

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should complete and return a Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN THE FORM WITH THIS TRANSMITTAL LETTER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or on the IRS web site at www.irs.gov) to establish your exemption from backup withholding.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Privacy Act Notice.—Section 6109 requires you to give taxpayer identification numbers to payors who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)    Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3)    Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BOXES
Box 1 DESCRIPTION OF ROBBINS BONDS TENDERED
Box 2 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, and 6)
Box 3 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4, 5 and 6)
Box 4 USE OF GUARANTEED DELIVERY (See Instruction 1)
Box 5 USE OF BOOK-ENTRY TRANSFER (See Instruction 1)
Box 6 TENDERING HOLDER SIGNATURE (See Instructions 1 and 4)
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
REQUEST FOR CERTAIN TAXPAYER INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9